Pension and Other Benefit Plans - Weighted average assumptions (Details) - Pension Plan - Non-Uniformed Personnel Pension Plan	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Weighted average assumptions used to determine benefit obligations
Discount rate	5.50%	3.05%
Rate of compensation increase	5.09%	4.00%
Weighted average assumptions used to determine net benefit cost
Discount rate	3.05%	2.80%
Expected long-term rate of return on plan assets	7.50%	7.50%
Rate of compensation increase	4.00%	4.00%